EXHIBIT 24
                                                                      ----------

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anthony D. Autorino and Vincent DiVincezo, individually, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their respective substitutes, may do or cause to be done by virtue hereof.

    Signature                             Title                                     Date
    ---------                             -----                                     ----
/s/ Anthony D. Autorino            Chairman, Principal Executive               June 30, 1997
------------------------           Officer and Director
Anthony D. Autorino


/s/ Thomas H. Decker               Director                                    June 30, 1997
------------------------
Thomas H. Decker


/s/ William A. DiBella             Director                                    June 30, 1997
------------------------
William A. DiBella


                                   Director
------------------------
Natalia Hercot


                                   Director
------------------------
Donald E. Miller


/s/ Mel D. Borer                   President, Chief Operating Officer          June 30, 1997
------------------------           and Director
Mel D. Borer


/s/ Ajit G. Hutheesing             Director                                    June 30, 1997
------------------------
Ajit G. Hutheesing


/s/ Vincent DiVincenzo             Senior Vice President, Treasurer,           June 30, 1997
------------------------           Principal Financial and Accounting
Vincent DiVincenzo                 Officer, and Director


/s/ Jo McKenzie                    Director                                    June 30, 1997
------------------------
Jo McKenzie


                                   Vice Chairman and Director
------------------------
Jeffrey J. Steiner
